Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2023
Cash and Cash Equivalents
Cash and Cash Equivalents

8. Cash and Cash Equivalents

Cash and cash equivalents consist of the following:

	As of December 31,
	2022	2023
Current accounts	146,611	114,193
Time deposits (with original maturities of three months or less)	220,986	106,639
Ship management client accounts	14	181
Restricted cash	675	358
Total	368,286	221,371

Restricted cash as of December 31, 2022 and 2023 represents cash provided for bank guarantees (Note 23).

Ship management client accounts represent amounts provided by the clients of GasLog LNG Services Ltd. in order to enable the Group to cover obligations of vessels under management. A compensating balance is held as a current liability.

As of December 31, 2023, an amount of $10,000 of time deposits with an original duration greater than three months was classified under short-term cash deposits ($36,000 for the year ended December 31, 2022).